UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 28, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-1 (Exact name of Issuing Entity as specified in its charter)
ACE SECURITIES CORP. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
ACE SECURITIES CORP. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-141008-07 (Commission File Number)	56-2088493 (IRS Employer ID Number)
6525 Morrison Boulevard, Suite, 318 Charlotte, North Carolina 28211	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(704) 365-0569
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), ACE Securities Corp. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, Mortgage Pass-Through Certificates(the “Certificates”). ”).  The Certificates are offered pursuant to a prospectus supplement, dated June 29, 2007 (the “Prospectus Supplement”), and a prospectus, dated June 11, 2007 (together with the Prospectus Supplement, the “Prospectus”), which will be filed with the Commission. pursuant to Rule 424(b) under the Securities Act of 1933.  The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-141008) (the “Registration Statement”).

Incorporation of Certain Documents by Reference

In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm of MBIA Insurance Corporation, to being named as “experts” and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates.  The consent of PwC is attached hereto as Exhibit 23.1.

        The consolidated financial statements of MBIA Insurance Corporation included in Exhibit 99 in MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 1, 2007 are incorporated by reference in the prospectus supplement relating to the Company’s Certificates, and have been incorporated into the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By:

 /s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title:  Vice President

By:  /s/ Doris J. Hearn

Name: Doris J.Hearn

Title:  Vice President

Dated:  June 28, 2007

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of PricewaterhouseCoopers LLP,

6

Independent Registered Public Accounting Firm

of MBIA Insurance Corporation

Exhibit 23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of MBIA Insurance Corporation

CONSENT OF INDEPENDENT REGISTERED  PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Prospectus Supplement of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-1, comprising part of the Registration Statement (No. 333-141008) of ACE Securities Corp., on Form S-3 of our report dated March 1, 2007 relating to the consolidated financial statements of MBIA Insurance Corporation, which is included in Exhibit 99 in MBIA Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006.  We also consent to the reference to us under the heading “Experts” in such Prospectus Supplement.

     /s/ PricewaterhouseCoopers LLP

New York, New York

June 28, 2007